EX-99

                    JOINT FILER INFORMATION


Joint Filer Name:          Schroder Venture Managers Inc.
Relationship to Issuer:    10% Owner (the reporting person disclaims
                           beneficial ownership of the reported securities
                           except to the extent of its pecuniary interest
                           therein)
Address:                   22 Church Street
                           Hamilton HM 11 Bermuda D0 0
Designated Filer:          Schroder Venture Managers Limited
Date of Event Requiring
 Statement:                April 22, 2005
Issuer Name and Trading
 Symbol:                   Solexa, Inc. (SLXA)

Signature                  SCHRODER VENTURE MANAGERS INC.

                           By:  Its Director,

                           /s/ Gary Carr  /s/ Douglas Mello
                           ------------------------------------------
                                  Authorized Signatory


Joint Filer Name:          Schroder Ventures International
                            Life Sciences Fund II L.P.1
Relationship to Issuer:	   10% Owner (the reporting person disclaims
                           beneficial ownership of the reported securities
                           except to the extent of its pecuniary interest
                           therein)
Address:                   22 Church Street
                           Hamilton HM 11 Bermuda D0 0
Designated Filer:          Schroder Venture Managers Limited
Date of Event Requiring
 Statement:                April 22, 2005
Issuer Name and Trading
 Symbol:                   Solexa, Inc. (SLXA)

Signature                  SCHRODER VENTURES INTERNATIONAL
                            LIFE SCIENCES FUND II L.P.1

                           By: Schroder Venture Managers Inc.,
                               its General Partner

                           /s/ Gary Carr  /s/ Douglas Mello
                           ------------------------------------------
                                  Authorized Signatories



Joint Filer Name:          Schroder Ventures International Life Sciences
                           Fund II L.P.2
Relationship to Issuer:    10% Owner (the reporting person disclaims
                           beneficial ownership of the reported securities
                           except to the extent of its pecuniary interest
                           therein)
Address:                   22 Church Street
                           Hamilton HM 11 Bermuda D0 0
Designated Filer:          Schroder Venture Managers Limited
Date of Event Requiring
 Statement:                April 22, 2005
Issuer Name and Trading
 Symbol:                   Solexa, Inc. (SLXA)

Signature                  SCHRODER VENTURES INTERNATIONAL
                           LIFE SCIENCES FUND II L.P.2

                           By: Schroder Venture Managers Inc.,
                               its General Partner

                           /s/ Gary Carr  /s/ Douglas Mello
                           ------------------------------------------
                               Authorized Signatories


Joint Filer Name:          Schroder Ventures International Life Sciences
                           Fund II L.P.3
Relationship to Issuer:    10% Owner (the reporting person disclaims
                           beneficial ownership of the reported securities
                           except to the extent of its pecuniary interest
                           therein)
Address:                   22 Church Street
                           Hamilton HM 11 Bermuda D0 0
Designated Filer:          Schroder Venture Managers Limited
Date of Event Requiring
 Statement:                April 22, 2005
Issuer Name and Trading
 Symbol:                   Solexa, Inc. (SLXA)

Signature                  SCHRODER VENTURES INTERNATIONAL
                           LIFE SCIENCES FUND II L.P.3

                           By:  Schroder Venture Managers Inc.,
                                its General Partner

                           /s/ Gary Carr  /s/ Douglas Mello
                           ------------------------------------------
                                 Authorized Signatories



Joint Filer Name:          SITCO Nominees Ltd. VC 01903 as Nominee of
                           Schroder Ventures International Life Sciences
                           Fund II Group Co-Investment Scheme
Relationship to Issuer:	   10% Owner (the reporting person disclaims
                           beneficial ownership of the reported securities
                           except to the extent of its pecuniary interest
                           therein)
Address:                   22 Church Street
                           Hamilton HM 11 Bermuda D0 0
Designated Filer:          Schroder Venture Managers Limited
Date of Event Requiring
 Statement:                April 22, 2005
Issuer Name and Trading
 Symbol:                   Solexa, Inc. (SLXA)

Signature                  SITCO NOMINEES LTD. VC 01903 AS
                           NOMINEE OF SCHRODER VENTURES
                           INTERNATIONAL LIFE SCIENCES FUND II
                           GROUP CO-INVESTMENT SCHEME

                           By: SITCO Nominees Ltd. VC 01903

                           /s/ Gary Carr  /s/ Douglas Mello
                           ------------------------------------------
                                  Authorized Signatories


Joint Filer Name:          Schroder Ventures International Life Sciences
                           Fund II Strategic Partners L.P.
Relationship to Issuer:	   10% Owner (the reporting person disclaims
                           beneficial ownership of the reported securities
                           except to the extent of its pecuniary interest
                           therein)
Address:                   22 Church Street
                           Hamilton HM 11 Bermuda D0 0
Designated Filer:          Schroder Venture Managers Limited
Date of Event Requiring
 Statement:                April 22, 2005
Issuer Name and Trading
 Symbol:                   Solexa, Inc. (SLXA)

Signature                   SCHRODER VENTURES INTERNATIONAL
                            LIFE SCIENCES FUND II STRATEGIC
                            PARTNERS L.P.

                            By: Schroder Venture Managers Inc.,
                                its General Partner

                            /s/ Gary Carr  /s/ Douglas Mello
                           ------------------------------------------
                                   Authorized Signatories


Joint Filer Name:          SV (Nominees) Limited as Nominee of Schroder
                           Ventures Investments Limited
Relationship to Issuer:    10% Owner (the reporting person disclaims
                           beneficial ownership of the reported securities
                           except to the extent of its pecuniary interest
                           therein)
Address:                   22 Church Street
                           Hamilton HM 11 Bermuda D0 0
Designated Filer:          Schroder Venture Managers Limited
Date of Event Requiring
 Statement:                April 22, 2005
Issuer Name and Trading
 Symbol:                   Solexa, Inc. (SLXA)

Signature                  SV (NOMINEES) AS NOMINEE OF
                           SCHRODER VENTURES INVESTMENTS
                           LIMITED

                           By: SV (Nominees) Limited


                           /s/ Laurence McNairn
                           ------------------------------------------
                           Authorized Signatory